UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

BANKATLANTIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01	Other Events.

On May 16, 2011, BankAtlantic Bancorp, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the prospectus supplement and accompanying base prospectus (collectively, the “Prospectus”) relating to the Company’s previously announced rights offering of up to $30,000,000 of its Class A Common Stock. Beginning on May 18, 2011, the Prospectus will be distributed to the Company’s shareholders of record as of the close of business on May 12, 2011. The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (Registration No. 333-164896) which was filed with the SEC on February 12, 2010 and declared effective by the SEC on May 4, 2010 (the “Registration Statement”). The Company is filing the items included as exhibits to this Current Report on Form 8-K, each of which relates to the Company’s rights offering, for the purpose of incorporating such items as exhibits to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.3.2	Form of Subscription Rights Certificate

Exhibit 5.1.2	Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.

Exhibit 99.1.2	Instructions for Use of BankAtlantic Bancorp, Inc. Subscription Rights Certificates

Exhibit 99.2.2	Notice of Guaranteed Delivery for Subscription Rights Certificates Issued by BankAtlantic Bancorp, Inc.

Exhibit 99.3.2	Letter to Shareholders

Exhibit 99.4.2	Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees

Exhibit 99.5.2	Form of Letter to Clients of Nominee Holders

Exhibit 99.6.2	Nominee Holder Certification Form

Exhibit 99.7.2	Beneficial Owner Election Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.

Date: May 16, 2011
	By:	/s/ Valerie C. Toalson
Valerie C. Toalson, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.3.2	Form of Subscription Rights Certificate

5.1.2	Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.

99.1.2	Instructions for Use of BankAtlantic Bancorp, Inc. Subscription Rights Certificates

99.2.2	Notice of Guaranteed Delivery for Subscription Rights Certificates Issued by BankAtlantic Bancorp, Inc.

99.3.2	Letter to Shareholders

99.4.2	Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees

99.5.2	Form of Letter to Clients of Nominee Holders

99.6.2	Nominee Holder Certification Form

99.7.2	Beneficial Owner Election Form